UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Comfort Systems USA, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMFORT SYSTEMS USA, INC.

675 Bering Drive, Suite 400

Houston, Texas 77057

April 24, 2020

ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, MAY 19, 2020 AT 11:00 A.M. CENTRAL TIME.

On April 24, 2020, Comfort Systems USA, Inc. (the “Company”) issued a press release related to a change to the format of the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, May 19, 2020 at 11:00 a.m. Central Time. As described below and in the press release, the Annual Meeting will now be held in a virtual-only meeting format.

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of the Company, dated April 9, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the board of directors of the Company for use at the Annual Meeting to be held on Tuesday, May 19, 2020 at 11:00 a.m. Central Time. This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 24, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

COMFORT SYSTEMS USA, INC.

675 Bering Drive, Suite 400

Houston, Texas 77057

NOTICE OF CHANGE OF LOCATION

OF THE 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, MAY 19, 2020 at 11:00 a.m. Central Time

To Our Stockholders:

Due to the emerging public health impact of the coronavirus (COVID-19) pandemic and to support the health and well-being of our partners and stockholders, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Comfort Systems USA, Inc. (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Tuesday, May 19, 2020 at 11:00 a.m. Central Time. In light of public health concerns regarding the coronavirus pandemic, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a holder of shares of the Company’s common stock, $.01 par value per share, at the close of business on March 20, 2020, the record date, or hold a legal proxy for the meeting provided by a broker, bank or other nominee. To be admitted to the Annual Meeting at http://www.viewproxy.com/ComfortSystemsUSA/2020/vm, you must first register for the Annual Meeting at http://www.viewproxy.com/ComfortSystemsUSA/2020/. All registrations must be received by 11:59 p.m. Eastern Time on May 14, 2020. Once registered, you must enter the password and/or Virtual Control Number provided in your confirmation of registration e-mail in order to attend the Annual Meeting. You may vote during the Annual Meeting while the polls are open by visiting www.fcrvote.com/FIX. You will need your Virtual Control Number in order to vote your shares. Additional details regarding the virtual-only Annual Meeting are included in the attached “Frequently Asked Questions.” A support line will be available during the meeting for any questions on how to participate in the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed may continue to be used to vote your shares in connection with the Annual Meeting.

By Order of the Board of Directors,

Laura Howell
Corporate Secretary

Houston, Texas
April 24, 2020

The Annual Meeting ON TUESDAY, MAY 19, 2020 AT 11:00 A.M. Central time is aCCESSIBLE at http://www.viewproxy.com/ComfortSystemsUSA/2020/vm. The proxy statement and Annual Report are available on our Investor Relations website at http://investors.comfortsystemsusa.com.

COMFORT SYSTEMS USA, INC.

675 Bering Drive, Suite 400

Houston, Texas 77057

2020 ANNUAL MEETING OF STOCKHOLDERS

FREQUENTLY ASKED QUESTIONS

How do I vote during the meeting?

Please visit www.fcrvote.com/FIX in order to vote your shares during the meeting while the polls are open. You will need your Virtual Control Number in order to vote your shares.

If you are a Registered holder, your Virtual Control Number was assigned to you in your confirmation email, after your registration was confirmed.

If you are a Beneficial holder, your Virtual Control Number was assigned to you in your confirmation email, after your registration was confirmed. Please see below for registration details.

How do I register for the meeting?

Please visit http://www.viewproxy.com/ComfortSystemsUSA/2020/ to register. ALL REGISTRATIONS MUST BE RECEIVED BY 11:59 PM EDT ON MAY 14, 2020.

If you hold your shares in your name or have received a Notice of Internet Availability or Proxy Card, please click “Registration for Registered Holders” and enter your name, address and phone number.

If you hold your shares through a bank or broker, please click “Registration for Beneficial Holders” and enter your name, phone number and email, and click submit. Then please upload or email a copy of your legal proxy that you have obtained from your bank or broker to VirtualMeeting@viewproxy.com.

Please note: Beneficial Holders must submit a copy of their legal proxy from their bank or broker if they wish to vote their shares at the Annual Meeting. Beneficial holders that wish to attend the meeting but not vote their shares must still register for the meeting and provide proof that they hold shares in Comfort Systems USA, Inc.

I’ve submitted my registration – what happens now?

A member of our team will review your registration and you will receive an email once your submission has been confirmed along with the Virtual Control Number and meeting password. You will need the Virtual Control Number and password in order to attend the virtual meeting.

You will need your Control Number to vote your shares during the meeting.

How do I demonstrate proof of stock ownership?

If you are a registered holder, the proof of your stock ownership is your name and address as it appears on the proxy card or notice you have received. Our team will cross-check this with a list of all registered holders to confirm your ownership.

If you are a beneficial holder (hold your shares at a bank or broker), your proof will be the copy of your legal proxy that you obtain from your bank or broker. Please upload your legal proxy, or email it to VirtualMeeting@viewproxy.com.

How do I attend the meeting?

If you are a registered holder and have registered for the Virtual Annual Meeting, please visit http://www.viewproxy.com/ComfortSystemsUSA/2020/vm with the password that was provided in your confirmation of registration e-mail. This will give you access to the Comfort Systems USA, Inc. 2020 Virtual Meeting.

If you are a beneficial holder and have submitted your legal proxy, please visit http://www.viewproxy.com/ComfortSystemsUSA/2020/vm with the Virtual Control Number and password that was provided in your confirmation of registration e-mail. This will give you access to the Comfort Systems USA, Inc. 2020 Virtual Meeting.

Where can I find my Control Number?

All holders will receive the Virtual Control Number after registering at: http://www.viewproxy.com/ComfortSystemsUSA/2020/.

Please note: Beneficial Holders must submit a copy of their legal proxy from their bank or broker if they wish to vote their shares at the Annual Meeting. Beneficial holders that wish to attend the meeting but not vote their shares must still register for the meeting.

I am trying to access the meeting, but I cannot get in, why?

Please be sure that you have already registered to attend the Virtual Annual Meeting. If you have already registered and still cannot access the meeting, be sure that you have downloaded the required software. If you are still having a problem, please e-mail VirtualMeeting@viewproxy.com.

What if I hold multiple positions and have multiple Control Numbers, which Virtual Control Number do I use to access the Virtual Meeting?

You will only need to use one of the Virtual Control Numbers that have been assigned to your accounts to enter the meeting. However, you will need to use each Virtual Control Number in order to vote each position.

If you have other questions or issues, please email VirtualMeeting@viewproxy.com.

CONTACT:	William George	675 Bering Drive, Suite 400
	Chief Financial Officer	Houston, Texas 77057
	713-830-9650	713-830-9600

FOR IMMEDIATE RELEASE

COMFORT SYSTEMS to Hold 2020 Annual Meeting of Stockholders Virtually

Houston, TX — April 24, 2020 — In response to continued public health concerns about in-person gatherings given the coronavirus (COVID-19) pandemic, the board of directors of Comfort Systems USA, Inc. (NYSE: FIX) (the “Company”), a leading provider of commercial, industrial and institutional heating, ventilation, air conditioning and electrical contracting services, has determined to change the format of the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) scheduled for Tuesday, May 19, 2020 at 11:00 a.m. Central Time from in-person to virtual-only.

The Annual Meeting will be webcast and can be accessed by stockholders at http://www.viewproxy.com/ComfortSystemsUSA/2020/vm. In order to attend the Annual Meeting, stockholders must first register for the Annual Meeting at http://www.viewproxy.com/ComfortSystemsUSA/2020/. All registrations must be received by 11:59 p.m. Eastern Time on May 14, 2020. Once registered, stockholders must enter the password and/or Virtual Control Number provided in the confirmation of registration e-mail in order to attend the Annual Meeting. The Company has designed the format of the virtual-only Annual Meeting to ensure that stockholders are afforded the same rights and opportunities to participate as they would at an in-person annual meeting, using online tools to ensure stockholder access and participation. For additional information regarding accessing and participating in the Annual Meeting, please refer to the Company’s supplemental proxy materials filed with the Securities and Exchange Commission on April 24, 2020.

As described in the proxy materials for the Annual Meeting, stockholders are entitled to attend and vote at the Annual Meeting only if they held shares of the Company’s common stock, $.01 par value per share, at the close of business on March 20, 2020, the record date designated by the board of directors for the Annual Meeting. Stockholders can continue to vote their shares until 11:59 p.m. Eastern Time on Monday, May 18, 2020 at www.voteproxy.com, by telephone by calling toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries, or by mail as described in the proxy statement made available on or about April 9, 2020.

Comfort Systems USA® is a premier provider of business solutions addressing workplace comfort, with 142 locations in 116 cities around the nation. For more information, visit the Company’s website at www.comfortsystemsusa.com.